UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): August 29, 2005

                       SMITH BARNEY AAA ENERGY FUND L.P.
                       ---------------------------------
             (Exact name of registrant as specified in its charter)


   New York                        000-25921                  13-3986032
   --------                        ---------                  ----------
(State or other                 (Commission File            (IRS Employer
jurisdiction of                     Number)              Identification No.)
incorporation)


                        c/o Citigroup Managed Futures LLC
                        ---------------------------------
                       731 Lexington Avenue - 25th Floor
                       ---------------------------------
                               New York, NY 10022
                               ------------------
              (Address and Zip Code of principal executive offices)


       Registrant's telephone number, including area code: (212) 559-2011
                                                           --------------

                                 Not Applicable
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01   Other Events

     1. Principals of the Registrant's advisor, AAA Capital Management, Inc. ("AAA"), have notified Citigroup Managed Futures LLC, the Registrant's general partner, that they have decided to pursue their advisory services on a full-time basis and will retire or resign as employees of Smith Barney and as associated persons of Citigroup Global Markets Inc. This change is expected to be effective in early September 2005.

     The principals include Anthony Annunziato, David Coolidge, John Saucer, Denys Thorez and Chad Shimaitis. Other employees of Smith Barney associated with AAA's research and trading activities will also leave Smith Barney to join AAA Capital Management. AAA has established a separate office facility in Houston, Texas to continue its research and trading activities. AAA will no longer use office space at the Smith Barney branch in Houston.

     AAA will continue to advise the Registrant pursuant to the terms of the Registrant's Offering Memorandum and the advisory agreement among the Registrant, AAA and Citigroup Managed Futures. The Registrant will continue to be subject to an advisory fee of 1/6 of 1% (2% per year) of the month-end Net Assets of the Fund, all of which will be paid to AAA. None of the advisory fee will be retained by Citigroup Global Markets Inc. AAA will also continue to serve as the advisor to other Citigroup Managed Futures funds which currently allocate assets to AAA. Citigroup Managed Futures intends to continue to use the brokerage services of Citigroup Global Markets on behalf of the Registrant.

     2. The address of the Registrant and the General Partner is now 731 Lexington Avenue, 25th Floor, New York, New York 10022.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  SMITH BARNEY AAA ENERGY FUND L.P.

                                  By: Citigroup Managed Futures LLC,
                                      General Partner

                                  By /s/ David J. Vogel
                                     ------------------------------------------
                                      David J. Vogel
                                      President and Director

                                  By /s/ Daniel R. McAuliffe, Jr.
                                     ------------------------------------------
                                      Daniel R. McAuliffe, Jr.
                                      Chief Financial Officer and Director


Date: September 1, 2005